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Scudder Spain and Portugal Fund, Inc.

Annual Report
September 30, 1998



A closed-end investment company seeking long-term capital appreciation primarily through investment in the equity securities of Spanish and Portuguese companies.

Scudder Spain and Portugal
Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Spanish and Portuguese companies and industries

o a vehicle for international diversification through participation in foreign stock markets

General Information
================================================================================
Executive offices

    Scudder Spain and Portugal Fund, Inc.
    345 Park Avenue
    New York, NY 10154

    Telephone:
    For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  1-800-426-5523

    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- IBF


Contents
================================================================================
In Brief                                                    3

Letter to Shareholders                                      3

Investment Summary                                          6

Portfolio Summary                                           7

Investment Portfolio                                        8

Financial Statements                                       11

Financial Highlights                                       14

Notes to Financial Statements                              15

Dividend Reinvestment Plan                                 20

Directors and Officers                                     22

Investment Manager                                         22



--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder Spain and Portugal Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder Spain and Portugal Fund, Inc.
In Brief
================================================================================
o The Spanish market, as measured by the unmanaged Madrid General Index, fell 14.47% for the six-month period, and the Portuguese market fell 22.90%, as gauged by the unmanaged BVL Portuguese Index. For the full 12-month period, the Spanish and Portuguese markets rose 16.64% and 8.16%, respectively.

o The macroeconomic environment in Iberia remains strong, with declining interest rates, high consumer confidence, and expected 1998 growth of near 4% for Spain and over 4% for Portugal.

o Spanish corporate exposure to Latin America and Portugal's perception as an emerging market had a negative impact on returns during the period.

o On October 28, 1998, the Spain and Portugal Fund (the "Fund") announced that it would proceed with a proposal to liquidate and dissolve the Fund. A proxy statement has been mailed to shareholders discussing this proposal.


Letter to Shareholders
================================================================================
Dear Shareholders:

The Spanish and Portuguese markets fell 14.47% and 22.90%, respectively, over the last six months, and were up 16.64% and 8.16%, respectively, on a twelve-month view. Iberian markets were excessively punished in the recent global turmoil due to exposure to Latin America on the part of major Spanish corporations and the perception of Portugal as an "emerging" market. Since mid-September, sentiment has changed dramatically as rate cuts in the United States, a rescue plan for the Japanese banks, and the likelihood of Brazil presenting a serious and coherent austerity package resulted in the stabilization of global financial markets. Iberian markets have bounced off their lows and have been among the better performing markets in Europe in recent weeks.

Despite the global slowdown, the macroeconomic environment in the Iberian peninsula remains buoyant. In the first half of 1998, the Spanish economy grew at a rate of 4%, and growth of 3.8% is anticipated for the full year. Spanish interest rates have been falling and we expect further downward adjustments prior to the launch of EMU (European Monetary Union). Inflation rose at a year-on-year rate of 1.6%, and inflation of 1.9% is expected for 1998.

The inflation environment is benign and a slower global growth environment should offset any potential overheating. Consumer and business confidence are at record levels driven by job creation and a competitive currency. Household spending should remain strong in 1999 as a cut in the personal income tax rate lifts disposable income.

Spain has undergone a considerable amount of deregulation since 1994. Reforms include the introduction of part-time jobs, the reduction in redundancy payments, an end to rent control, capital gains and income tax reform, in addition to the rapid liberalization of key sectors of the economy such as telecommunications and utilities. Spanish exposure to Latin America represents approximately 9% of total corporate revenues. While Spanish corporations will suffer from a slowdown in growth in Latin America, much of this risk has been discounted in stock prices and stability is returning to Latin American markets in response to recent policy decisions.

Despite the recent market volatility, Portugal remains on track to exceed 4% growth in 1998, with inflation of approximately 2.5%. Like Spain, Portugal is reaping the benefits of currency stability, the result of EMU, and further rate

================================================================================

cuts are anticipated before the end of the year. Private consumption continues to be strong, supported by falling unemployment and moderate wage growth. The unemployment rate fell to 4.6% in the second quarter, down from 6.3%, the lowest level since 1992. The government plans to lower its budget deficit as a percentage of GDP to 2% in 1999 from an anticipated 2.3% this year. The recent successful placement of toll motorway operator Brisa marked the last government privatization for 1998, with new tranches of utility EDP and telecommunications operator Portugal Telecom anticipated for 1999. The direct impact of volatile emerging markets will have a minimal impact on Portugal given an exposure to Latin America and Asia of less than 1% of GDP.

Year 2000 READINESS

Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

EURO CONVERSION

The planned introduction of a new European currency, the Euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of the Fund's portfolio. Currently, the Euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European and Monetary Union (EMU), including Portugal and Spain. The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the Euro on January 1, 1999. If the introduction of the Euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

The Adviser is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the portfolio's performance.

OUTLOOK

Barring a severe global meltdown, Iberia will probably emerge relatively intact from the recent global crisis and, due to the domestic nature of the Spanish economy, profit growth will be less affected than other European markets. In addition, a significant part of the negative shock on Iberia has been offset by the easier monetary conditions which have remained in place throughout the recent period of volatility.

================================================================================
COMPLETION OF REDEMPTION RIGHT
OFFERED TO ALL SHAREHOLDERS

The Fund recently completed a Right to Demand the Redemption of up to 4,883,365 shares of the Fund at net asset value (the "Redemption Right") extended to all stockholders of the Fund. The Redemption Right was offered to all stockholders on September 2, 1998 and expired at 5:00 p.m. Eastern time on September 30, 1998.

Pursuant to the terms of the Redemption Right, the Fund accepted all of the requests for redemptions from stockholders, representing 5,003,654 shares or approximately 76.84% of the outstanding shares of the Fund. The shares of the Fund presented for redemption were valued by the Fund at $12.11 per share, the net asset value per share of the Fund as determined as of the close of the regular trading session on the New York Stock Exchange on October 1, 1998. A pro rata portion of Fund portfolio securities (other than short-term fixed income securities with maturities less than one year, securities with transfer restrictions and certain illiquid securities) on October 1, 1998 was distributed from the Fund to participating stockholders in exchange for their shares.

PROPOSAL TO LIQUIDATE AND
DISSOLVE THE FUND

On October 28, 1998, the Board of Directors of the Fund approved a plan to liquidate and dissolve the Fund. The plan is subject to stockholder approval. The Directors took this action as a result of a significant reduction in the Fund's assets due to the recently completed in-kind redemption right offered to all stockholders and declines in the Spanish and Portuguese equity markets.

The proposal to liquidate and dissolve the Fund, along with other matters, will be considered by the stockholders at the Fund's annual meeting, which is scheduled for December 1, 1998. If stockholders approve the liquidation and dissolution, it is anticipated that the Fund will pay a distribution to stockholders in liquidation of the Fund by December 31, 1998, although there can be no assurance that the liquidation distribution will be paid by this date.

The Fund has mailed a proxy statement dated November 6, 1998 to shareholders of record on October 9,1998. This proxy statement discusses in more detail the proposal to liquidate and dissolve the Fund, as well as other matters to be considered by shareholders at the annual meeting.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

Scudder Spain and Portugal Fund, Inc.
Investment Summary as of September 30, 1998
--------------------------------------------------------------------------------
Historical
Information                           Total Return (%)
                     ------------------------------------------------
                        Market Value              Net Asset Value (a)
                     -------------------         --------------------
                                 Average                      Average
                     Cumulative   Annual         Cumulative    Annual
                     -------------------         --------------------
Current Quarter        -14.66        --            -18.35         --
One Year                24.10     24.10             10.03      10.03
Three Year             145.66     34.93            103.51      26.73
Five Year              139.74     19.11            139.08      19.04
Ten Year               185.47     11.06            189.72      11.22

--------------------------------------------------------------------------------
Per Share Information and Returns (a)

Yearly periods ended September 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1989      1990     1991     1992     1993     1994    1995     1996     1997     1998
                     ---------------------------------------------------------------------------------------
Net Asset Value...   $10.78    $ 8.80   $ 9.31   $ 7.27   $ 8.24  $  9.01  $ 9.68   $11.54   $17.34   $12.79
Income Dividends..   $  .25    $  .12   $  .20   $  .15   $  .18  $    --  $   --   $  .07   $  .09   $  .03
Capital Gains
Distributions.....   $   --    $  .13   $  .82   $   --   $  .22  $    --  $   --   $   --   $  .18   $ 5.95
Total Return (%)..    26.87    -17.13    20.35   -20.43    20.38     9.35    7.44    20.19    53.89    10.03

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

     On July 29, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as The First Iberian Fund, Inc.

Past results are not necessarily indicative of future performance of the Fund.

Scudder Spain and Portugal Fund, Inc.
Portfolio Summary as of September 30, 1998
--------------------------------------------------------------------------------
Diversification

Portugal            36%
Spain               64%
                   ----
                   100%
                   ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities

Utilities                 26%
Financial                 24%
Communications            14%
Consumer Staples          12%
Construction              11%
Consumer Discretionary     9%
Service Industries         2%
Transportation             2%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Ten Largest Equity Holdings (54% of Portfolio)

   1. Compania Telefonica Nacional
      de Espana SA
      Telecommunication services
   2. Endesa SA
      Electric utility
   3. Electricidade de Portugal
      Electric utility
   4. Iberdrola SA
      Electric utility
   5. Jeronimo Martins SA
      Food producer and retailer
   6. Banco Popular Espanol
      Bank
   7. Banco Espirito Santo e Comercial
      de Lisboa, SA
      Commercial and investment banking
   8. Argentaria SA
      Bank
   9. BPI -- SGPS, SA
      Bank
  10. Banco Central Hispanoamericano SA
      Provider of commercial and retail
      banking services

Scudder Spain and Portugal Fund, Inc.
Investment Portfolio as of September 30, 1998

======================================================================================================================
                                                                                                              Market
                                   Shares                                                                    Value ($)
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 100.0%

PORTUGAL 35.6%

CONSUMER DISCRETIONARY 2.2%
 Department & Chain Stores 1.5%    26,445         Modelo Continente -- SGPS, SA ..........................     461,921
                                   26,445         Modelo Continente -- SGPS, SA (Bonus New) (b)...........     446,786
                                   17,818         Modelo Continente -- SGPS, SA (New) (b).................     326,631
                                                                                                            ----------
                                                                                                             1,235,338
                                                                                                            ----------
 Hotels & Casinos 0.7%             47,000         Lusotur-Sociedade Financeira de Turismo (b) ............     548,953
                                                                                                            ----------
CONSUMER STAPLES 7.0%
 Alcohol & Tobacco 2.5%            92,600         Uniao Cervejaria, SA ...................................   2,033,323
                                                                                                            ----------
 Food & Beverage 4.5%              93,250         Jeronimo Martins SA ....................................   3,161,248
                                    6,950         Jeronimo Martins SA Warrants (expire 9/15/03) (b) (c) ..     426,169
                                                                                                            ----------
                                                                                                             3,587,417
                                                                                                            ----------
COMMUNICATIONS 3.2%
 Cellular Telephone                19,700         Telecel-Comunicacoes Pessoais, S.A. ....................   2,548,167
                                                                                                            ----------
FINANCIAL 10.4%
 Banks 7.5%                       114,484          Banco Espirito Santo e Comercial de Lisboa, SA ........   3,141,649
                                       50          Banco Portugues do Atlantico (b) ......................         853
                                  104,680          BPI - SGPS, SA ........................................   2,889,115
                                                                                                            ----------
                                                                                                             6,031,617
                                                                                                            ----------
 Insurance 2.9%                   114,800          Cia. de Seguros Mundial Confiance, SA (b) .............   2,363,244
                                                                                                            ----------
 Real Estate 0.0%                     120          Sonae Imobiliaria SA (b) ..............................       1,780
                                                                                                            ----------
MEDIA 0.0%
 Broadcasting & Entertainment      20,000           TVI Televisao Independente (b) (c) ...................      28,032
                                                                                                            ----------
CONSTRUCTION 4.6%
 Building Materials 4.6%           70,500           Cimentos de Portugal SA ..............................   1,967,585
                                   91,060           Corticeira Amorim, SPGS ..............................   1,177,901
                                   29,200           Semapa - Sociedade de Investimento e Gestao,
                                                    SGPS, SA .............................................     605,367
                                                                                                            ----------
                                                                                                             3,750,853
                                                                                                            ----------
 Miscellaneous 0.0%                 4,500            Finpro (b) (c) ......................................      26,280
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

======================================================================================================================
                                                                                                              Market
                                   Shares                                                                    Value ($)
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION 1.7%
 Miscellaneous                        29,800      Brisa-Auto Estradas de Portugal, SA ...................    1,359,173
                                                                                                            ----------
UTILITIES 6.5%
 Electric Utilities                  207,290      Electricidade de Portugal .............................    4,773,233
                                      10,000      Electricidade de Portugal (ADR) .......................      452,500
                                                                                                            ----------
                                                                                                             5,225,733
                                                                                                            ----------
SPAIN 64.4%
CONSUMER DISCRETIONARY 7.0%
 Department & Chain Stores 3.3%       60,849      Adolfo Dominguez SA (b) ...............................    1,685,188
                                      27,500      Aldeasa SA ............................................      952,486
                                                                                                            ----------
                                                                                                             2,637,674
                                                                                                            ----------
 Restaurants 2.3%                    281,250      TelePizza, SA (b) .....................................    1,882,862
                                                                                                            ----------
 Specialty Retail 1.4%                51,600      Cortefiel, SA .........................................    1,087,234
                                                                                                            ----------
CONSUMER STAPLES 5.1%
 Alcohol & Tobacco                    67,000      Baron de Ley, SA (b) ..................................    2,266,305
                                      81,500      Tabacalera SA "A" .....................................    1,817,748
                                                                                                            ----------
                                                                                                             4,084,053
                                                                                                            ----------
COMMUNICATIONS 10.5%
 Telephone/Communications            233,054      Compania Telefonica Nacional de Espana SA .............    8,507,237
                                                                                                            ----------
FINANCIAL 13.3%
 Banks 12.2%                         150,000      Argentaria SA .........................................    2,986,153
                                     289,510      Banco Central Hispanoamericano SA .....................    2,682,821
                                      17,000      Banco Pastor SA .......................................      898,488
                                      49,900      Banco Popular Espanol .................................    3,147,211
                                       5,912      Banco Santander SA (New) (c) ..........................       86,885
                                                                                                            ----------
                                                                                                             9,801,558
                                                                                                            ----------
 Other Financial Companies 1.1%       73,800      Corp. Financiera Reunida, SA (b) ......................      894,514
                                                                                                            ----------
SERVICE INDUSTRIES 2.3%
 Miscellaneous Commercial Services   150,908      Prosegur, Cia de Seguridad SA .........................    1,871,661
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

======================================================================================================================
                                                                                                              Market
                                   Shares                                                                    Value ($)
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION 6.7%
 Homebuilding 2.9%                 49,700        Fomento de Construcciones y Contratas SA ...............   2,322,053
                                                                                                           ----------
 Miscellaneous 3.8%                64,500        Abengoa SA .............................................   1,247,683
                                   63,497        ACS, Actividades de Construccion y Servicios, SA .......   1,803,269
                                                                                                           ----------
                                                                                                            3,050,952
                                                                                                           ----------
UTILITIES 19.5%
 Electric Utilities 16.3%         306,190        Endesa SA ..............................................   6,904,676
                                  256,000        Iberdrola SA ...........................................   4,266,516
                                  134,500        Union Electrica Fenosa SA ..............................   2,018,851
                                                                                                           ----------
                                                                                                           13,190,043
                                                                                                           ----------
 Natural Gas Distribution 3.2%     37,370        Gas Natural SDG, SA ....................................   2,607,117
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------

                                                 TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                   (Cost $63,702,922)(a) ................................  80,676,868
                                                                                                           ==========

(a) The cost for federal income tax purposes was $63,721,378. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $16,955,490. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $21,621,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,665,764.

(b)  Non-income producing security.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $567,366 (0.68% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1998 aggregated $610,700. These securities may also have certain restrictions as to resale.



    The accompanying notes are an integral part of the financial statements.

Scudder Spain and Portugal Fund, Inc.
Financial Statements

====================================================================================================================
 STATEMENT OF ASSETS AND LIABILITIES
 SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $63,702,922) .......................                             $80,676,868
Cash .......................................................................                               3,058,380
Foreign currency holdings, at market (identified cost $271,633) ............                                 272,357
Dividends and interest receivable ..........................................                                  12,082
Receivable for foreign taxes recoverable ...................................                                  27,385
Other assets ...............................................................                                     644
                                                                                                          ----------
    Total assets ...........................................................                              84,047,716


LIABILITIES
Payables:
   Accrued management fee ..................................................        $   105,454
   Other payables and accrued expenses .....................................            687,287
                                                                                    -----------
    Total liabilities ......................................................                                 792,741
                                                                                                         -----------
Net assets, at market value ................................................                             $83,254,975
                                                                                                         ===========
NET ASSETS
Net assets consist of:
   Accumulated net realized gain............................................                              $7,101,824
   Net unrealized appreciation (depreciation) on:
    Investments ............................................................                              16,973,946
    Foreign currency related transactions ..................................                                   2,970
   Paid-in capital .........................................................                              59,176,235
                                                                                                         -----------
Net assets, at market value ................................................                             $83,254,975
                                                                                                         ===========
NET ASSET VALUE per share ($83,254,975 divided by 6,511,154 shares of common stock issued and outstanding, $.01 par value, 200,000,000 of shares
 authorized)................................................................                             $     12.79
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

====================================================================================================================
 STATEMENT OF OPERATIONS
 YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME (LOSS)
   Income:
    Dividends (net of foreign taxes withheld of $343,180) ....................                          $  1,868,843
    Interest .................................................................                                31,535
                                                                                                        ------------
                                                                                                           1,900,378

   Expenses:
    Management fee ...........................................................        $  1,361,424
    Administrator's fee ......................................................              54,518
    Custodian and accounting fees ............................................             289,806
    Directors' fees and expenses .............................................              71,933
    Auditing .................................................................              33,120
    Reports to shareholders ..................................................              33,862
    Services to shareholders .................................................              32,595
    Legal ....................................................................              77,895
    Reorganization expense ...................................................             682,808
    Other ....................................................................             123,534         2,761,495
                                                                                      ------------      ------------
   Net investment loss .......................................................                              (861,117)
                                                                                                        ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
   Investments ..............................................................          29,723,685
   Foreign currency related transactions ....................................            (153,962)       29,569,723
                                                                                      ------------
   Net unrealized appreciation (depreciation) during the period on:
    Investments ..............................................................         (19,482,378)
    Foreign currency related transactions ....................................              23,009       (19,459,369)
                                                                                      ------------      ------------
   Net gain (loss) on investment transactions ................................                            10,110,354
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............                          $  9,249,237
                                                                                                        ============

--------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     YEARS ENDED SEPTEMBER 30,
                                                                                ------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                    1998                1997
--------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income (loss) ........................................        $    (861,117)        $     505,492
   Net realized gain (loss) from investment transactions ...............           29,569,723            17,645,376
   Net unrealized appreciation (depreciation) on investment transactions
    during the period ..................................................          (19,459,369)           21,389,505
                                                                                -------------         -------------
Net increase in net assets resulting from operations ...................            9,249,237            39,540,373
                                                                                -------------         -------------
Distributions to shareholders:
   From net investment income ..........................................             (195,333)             (585,992)
                                                                                -------------         -------------
   From net realized gains on investment transactions ..................          (38,708,496)           (1,172,008)
                                                                                -------------         -------------
INCREASE (DECREASE) IN NET ASSETS ......................................          (29,654,592)           37,782,373
Net assets at beginning of period ......................................          112,909,567            75,127,194
                                                                                -------------         -------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
   income of $159,742 at September 30, 1997) ...........................        $  83,254,975         $ 112,909,567
                                                                                =============         =============
--------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Scudder Spain and Portugal Fund, Inc.
Financial Highlights

================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                                      YEARS ENDED SEPTEMBER 30,
                                                 -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                    1998          1997            1996           1995          1994
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....        $ 17.34        $ 11.54         $  9.68        $  9.01       $  8.24
                                                 -------        -------         -------        -------       -------
 Net investment income (loss) ...........           (.13)           .08             .09            .07           .07
 Net realized and unrealized gain (loss)
  on investment transactions ............           1.56           5.99            1.84            .60           .70
                                                 -------        -------         -------        -------       -------
Total from investment operations ........           1.43           6.07            1.93            .67           .77
                                                 -------        -------         -------        -------       -------
 Less distributions:
  From net investment income ............           (.03)          (.09)           (.07)            --            --
  From net realized gains on investment
   transactions .........................          (5.95)          (.18)             --             --            --
                                                 -------        -------         -------        -------       -------
Total distributions .....................          (5.98)          (.27)           (.07)            --            --
                                                 -------        -------         -------        -------       -------
Net asset value, end of period ..........        $ 12.79        $ 17.34         $ 11.54        $  9.68       $  9.01
                                                 =======        =======         =======        =======       =======
Market value, end of period .............        $ 12.06        $ 14.50         $  8.88        $  7.56       $  7.50
                                                 =======        =======         =======        =======       =======
TOTAL INVESTMENT RETURN
 Per share market value (%) .............          24.10          67.33           18.31            .84         (3.23)
 Per share net asset value (%)(b) .......          10.03          53.89           20.19           7.44          9.35
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions) .             83            113              75             63            59
 Ratio of operating expenses to average
  net assets (%) ........................           2.35           1.74            1.92           1.99          2.02
 Ratio of net investment income (loss) to
  average net assets (%) ................           (.73)           .54             .83            .71           .77
 Portfolio turnover rate (%) ............             60            115              66             43            31

--------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Scudder Spain and Portugal Fund, Inc.
Notes to Financial Statements


A. Significant Accounting Policies

Scudder Spain and Portugal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required. Withholding taxes on foreign interest and dividends have been provided for in accordance with Spanish and Portuguese tax rates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders, annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. Purchases and Sales of Securities

For the year ended September 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $69,102,318 and $111,040,135, respectively.

C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and the The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management and Administration Agreements with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, for ease of administration, the Management Agreement incorporates, in all material respects, the terms of the Administration Agreement, and the Administration Agreement terminated as a stand alone document upon execution of the Management Agreement.

Under the Management Agreement between the Fund and Scudder, which was in effect prior to December 31, 1997, the Fund agreed to pay Scudder a fee equal to an annual rate of 1% of the Fund's average weekly net assets, computed weekly and payable monthly. Effective December 31, 1997, the Fund agreed to pay Scudder Kemper a fee equal to an annual rate of 1.2% of the Fund's average weekly net assets, computed weekly and payable monthly, which is equal to the aggregate fee rate paid under the previous Investment Management and Administration Agreements. For the year ended September 30, 1998, the fee pursuant to these agreements amounted to $1,361,424, of which $105,454 is unpaid at September 30, 1998.

Under the Administration Agreement between the Fund and Scudder, which was in effect prior to December 31, 1997, the Fund agreed to pay Scudder a fee equal to an annual rate of 0.2% of the Fund's average weekly net assets, computed weekly and payable monthly. Effective December 31, 1997, this agreement became a part of the Management Agreement. For the period October 1, 1997 to December 31, 1997, the fee pursuant to this agreement amounted to $54,518.

Pursuant to both agreements, the investment adviser provides continuous supervision of the investment portfolio and pays the compensation of certain officers of the Fund and provides occupancy and certain clerical services to the Fund. The Fund bears all other costs and expenses.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in December.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $85,955, of which $6,061 is unpaid at September 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the year ended September 30, 1998, the amount charged by SSC aggregated $15,000, of which $1,250 is unpaid at September 30, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1998, Directors' fees and expenses aggregated $71,933 at September 30, 1998.

D. Subsequent Event

On October 1, 1998, 76.84% of shareholders of the Fund redeemed their shares in exchange for a pro rata share of each of the securities (other than fixed income securities with maturities of less than one year, securities with transfer restrictions and certain illiquid securities) and cash held in the Fund's investment portfolio. Pursuant to the terms of the Right to Demand Redemption of Shares Agreement, dated September 2, 1998, the shares presented for redemption were valued by the Fund at $12.11 per share, the unaudited net asset value per share of the Fund as determined as of the close of the regular trading session on the New York Stock Exchange on October 1, 1998. Scudder Spain and Portugal Fund's reorganization expenses, as approved by the Fund's Board of Directors, amounted to $682,808 as of September 30, 1998. In addition, effective October 1, 1998, the Adviser has agreed to maintain expenses at an annual effective rate equal to 2.00% of average weekly net assets until March 31, 1999.

On October 28, 1998, the Board of Directors of the Fund voted to proceed with a Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan is to become effective only upon the affirmative vote of a majority of the Fund's stockholders at the Annual Meeting of Stockholders scheduled for December 1, 1998.

Scudder Spain and Portugal Fund, Inc.
Report of Independent Accountants


To the Board of Directors and the Shareholders of Scudder Spain and Portugal Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Spain and Portugal Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As discussed in Note D to the financial statements, on October 28, 1998 the Board of Directors of the Fund approved a Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan will become effective only upon the affirmative vote of a majority of the Fund's stockholders at the Annual Meeting of Stockholders on December 1, 1998.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 1998

Scudder Spain and Portugal Fund, Inc.
Tax Information (Unaudited)


The Fund paid distributions of $3.975 per share from net long-term capital gains during its year ended September 30, 1998, of which 84% represents 20% rate gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $28,700,000 as capital gain dividends for its year ended September 30, 1998, 100% of which represents 20% rate gains.

The Fund paid foreign taxes of $343,180 and earned $343,180 of foreign source income during the year ended September 30, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.05 per share as income earned from foreign sources for the year ended September 30, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Scudder Spain and Portugal Fund, Inc.
Dividend Reinvestment Plan
================================================================================
The Plan

   The Dividend Reinvestment Plan offers shareholders in Scudder Spain and Portugal Fund, Inc. a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will declare annual dividends out of net investment income and also expects to distribute, at least annually, its net realized capital gains.

   State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan.

Participation in the Plan

   If you wish to enroll in the Plan, contact the Plan Agent at the address or telephone number listed on page 21. The Plan Agent will send you a brochure that contains the Terms and Conditions of the Plan, as well as an authorization form.

   If you own shares in your own name, you can participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should instruct your nominee to participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or other nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name, which will enable your participation in the Plan.

   Your participation in the Plan will begin with the next dividend or capital gain distribution payable after State Street Bank and Trust Company receives your authorization, provided it is received prior to the record date. Should your authorization arrive after the record date, your participation in the Plan will begin with the following dividend or distribution.

   The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

How the Plan Works

   If you choose to participate in the Plan, your dividends and capital gain distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than the net asset value, or if dividends or capital gains distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places.

No Service Fee To Reinvest

   There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

   Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Tax Implications

   You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Amendment or Termination

   Either Scudder Spain and Portugal Fund, Inc. or State Street Bank and Trust Company may amend or terminate the Plan. Participants will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or capital gain distribution by the Fund.

   You may withdraw from the Plan at any time by written notice to State Street Bank and Trust Company.

   If you withdraw, you will receive without charge stock certificates issued in your name for all full shares; or, if you wish, State Street Bank and Trust Company will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street Bank and Trust Company will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

Participant Benefits

o You will build holdings in the Fund easily and automatically, either at no brokerage cost or at reduced costs.

o You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You will receive a proxy for the shares purchased for you by the Plan Agent according to the Plan.

o As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in noncertificated form; however, you may request that a certificate representing your reinvested shares be issued to you. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

Plan Agent Address and Telephone Number

   If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to:

State Street Bank and Trust Company
P.O. Box 8209
Boston, MA 02266-8209
1-800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to see if your nominee will participate in the Plan on your behalf.

Scudder Spain and Portugal Fund, Inc.
Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

RICHARD HUNT
    Director

JOSE PEDRO PEREZ LLORCA
    Director

ROGERIO C.S. MARTINS
    Director

DR. WILSON NOLEN
    Director

CAROL L. FRANKLIN*
    Vice President

JOAN R. GREGORY*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

*Scudder Kemper Investments, Inc.


Investment Manager
================================================================================

   The investment manager of Scudder Spain and Portugal Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies that invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc.